UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2005

VYYO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-30189	94-3241270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4015 Miranda Avenue, First Floor, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 319-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2005, Vyyo Inc. (the “Registrant”) issued a press release announcing its financial results for its third quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

The information in this Current Report on Form 8-K and in the accompanying exhibit is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Current Report on Form 8-K and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Exhibits.

(c)

Exhibit Number	Description of Exhibit
99.1	Press release of Vyyo Inc. dated November 14, 2005, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYYO INC.

Date: November 14, 2005	By:	/s/ Andrew P. Fradkin
Andrew P. Fradkin
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release of Vyyo Inc. dated November 14, 2005, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

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